                                             Woodward-Clyde Group, Inc. and Subsidiaries
                                            Consolidated Statement of Financial Position
                                                             (Unaudited)
                                                           (In thousands)

                                                                                                                        September 30
                                                                                                                            1997
                                                                                                                          ---------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                                                                               $   3,861
  Available-for-sale investments                                                                                              7,517

  Receivables and unbilled revenues:
      Accounts receivable                                                                                                    79,962
      Unbilled revenues                                                                                                      22,593
      Other                                                                                                                     996
      Less allowance for uncollectible accounts                                                                              (6,817)
                                                                                                                          ---------
                                                                                                                             96,734

  Prepaid expenses and other assets                                                                                           2,336
                                                                                                                          ---------
             TOTAL CURRENT ASSETS                                                                                           110,448

PROPERTY and EQUIPMENT
   at cost, less accumulated depreciation and amortization of $30,982                                                        14,619

OTHER ASSETS
   Excess of cost over net assets of subsidiaries at acquisition,
       less accumulated amortization of $1,852                                                                                9,933
   Property held for resale                                                                                                   2,325
   Deferred income taxes                                                                                                      4,151
   Other                                                                                                                      1,342
                                                                                                                          ---------
                                                                                                                             17,751
                                                                                                                          ---------

                                                                                                                          $ 142,818
                                                                                                                          =========


                                                       See accompanying notes.

                                             Woodward-Clyde Group, Inc. and Subsidiaries
                                      Consolidated Statement of Financial Position (Continued)
                                                             (Unaudited)
                                                           (In thousands)

                                                                                                                        September 30
                                                                                                                             1997
                                                                                                                           --------
LIABILITIES AND SHAREHOLDERS'  EQUITY

CURRENT  LIABILITIES
  Loans payable to banks                                                                                                   $ 20,413
  Accounts payable                                                                                                           24,430
  Accrued payroll and other accrued expenses                                                                                 24,130
  Income taxes payable                                                                                                        1,496
  Deferred income taxes                                                                                                       3,452
  Notes payable                                                                                                                 382
  Current portion of long-term debt                                                                                           4,819
                                                                                                                           --------
          TOTAL CURRENT LIABILITIES                                                                                          79,122

LONG-TERM  LIABILITIES
   Long-term debt, less current portion                                                                                       8,643
   Other                                                                                                                      6,552
                                                                                                                           --------
                                                                                                                             15,195

Redeemable preferred stock                                                                                                    6,525

SHAREHOLDERS'  EQUITY
  Common shares                                                                                                                  20
  Additional paid-in capital                                                                                                 19,494
  Retained Earnings                                                                                                          22,689
  Unrealized gain on investments                                                                                                 28
  Foreign currency translation adjustment                                                                                      (136)
                                                                                                                           --------
                                                                                                                             42,095
  Less notes receivable from shareholders from sale of Common shares                                                           (119)
                                                                                                                           --------
                                                                                                                             41,976
                                                                                                                           --------
                                                                                                                           $142,818
                                                                                                                           =========

                                                       See accompanying notes

                                             Woodward-Clyde Group, Inc. and Subsidiaries
                                            Consolidated Statements of Financial Position
                                                             (Unaudited)
                                                (In thousands, except per share data)

                                                                                   Nine Months Ended               Nine Months Ended
                                                                                  September 30, 1997              September 30, 1996
                                                                                  ------------------              ------------------
REVENUES
  Gross revenues from services                                                         $ 254,427                       $ 238,595
  Direct costs of outside services                                                       (86,695)                        (78,726)
                                                                                       ---------                       ---------
          NET REVENUES                                                                   167,732                         159,869

COSTS AND EXPENSES
  Salaries and benefits                                                                  115,513                         114,443
  General expenses                                                                        36,266                          35,708
  Depreciation and amortization                                                            4,640                           5,081
                                                                                       ---------                       ---------
                                                                                         156,419                         155,232

OTHER EXPENSES (INCOME)
  Interest                                                                                 2,153                           2,042
  Other income                                                                              (246)                            (93)
                                                                                       ---------                       ---------
                                                                                           1,907                           1,949
                                                                                       ---------                       ---------

INCOME BEFORE TAXES                                                                        9,406                           2,688

INCOME TAXES                                                                               4,464                           1,230
                                                                                       ---------                       ---------

NET INCOME
                                                                                           4,942                           1,458

Less:
Dividends on redeemable preferred stock                                                      (53)                            (58)
Redemption premium on redeemable preferred stock                                            (691)                           (734)
                                                                                       ---------                       ---------

Net income applicable to common shares                                                 $   4,198                       $     666
                                                                                       =========                       =========
Net income per share                                                                   $    2.13                       $    0.34
                                                                                       =========                       =========
Weighted average shares outstanding                                                        1,972                           1,966
                                                                                       =========                       =========


                                                       See accompanying notes.

                                             Woodward-Clyde Group, Inc. and Subsidiaries
                                                Consolidated Statements of Cash Flows
                                                             (Unaudited)
                                                           (In thousands)

                                                                                        Nine Months Ended         Nine Months Ended
                                                                                        September 30, 1997        September 30, 1996
                                                                                        ------------------        ------------------
Operating activities
Net income                                                                                    $  4,942                 $  1,458
Adjustments to reconcile net income to net cash provided by operating activities:
        Depreciation and amortization                                                            4,640                    5,081
        Provision for claims costs                                                               1,918                    1,013
        Provision for deferred income taxes                                                        (97)                     964
        Changes in operating assets and liabilities:
            Receivables and unbilled revenues                                                  (15,435)                  (7,396)
            Prepaid expenses and other assets                                                   (1,127)                    (569)
            Other                                                                                  285                       80
            Accounts payable                                                                     3,193                    4,442
            Accrued payroll and other accrued expenses                                           2,677                      914
            Income taxes payable                                                                 3,219                      829
            Payment of claims                                                                     (953)                  (1,439)
            Other long-term liabilities                                                           (801)                     280
                                                                                              --------                 --------
Net cash provided by operating activities                                                        2,461                    5,657

Investing activities
Net additions to property and equipment                                                         (3,021)                  (2,256)
Net purchases of available-for-sale investments                                                 (2,215)                    (640)
Unrealized gain (loss) on investments                                                               30                     (103)
                                                                                              --------                 --------
Net cash used in investing activities                                                           (5,206)                  (2,999)

Financing activities
Net borrowings on loans payable to banks                                                         4,657                    5,993
Net borrowings on notes payable                                                                    142                    6,786
Principal payments on long-term debt                                                            (2,919)                 (17,738)
Principal payments on notes receivable from shareholders                                           170                     --
Redemption of Common shares                                                                        (60)                    (478)
Purchase of redeemable preferred stock                                                            (619)                    --
Dividends paid on redeemable preferred stock                                                       (53)                     (58)
Proceeds from sale of redeemable preferred stock                                                 1,057                     --
                                                                                              --------                 --------
Net cash provided (used) by financing activities                                                 2,375                   (5,495)

Net decrease in cash and cash equivalents                                                         (370)                  (2,837)
Cash and cash equivalents at beginning of period                                                 4,231                    5,181
                                                                                              --------                 --------
Cash and cash equivalents at end of period                                                    $  3,861                 $  2,344
                                                                                              ========                 ========


                                                       See accompanying notes.

                           Woodward-Clyde Group, Inc.
              Notes to Consolidated Condensed Financial Statements
                                   (Unaudited)

1. Basis of Presentation

     Woodward-Clyde Group, Inc. ("WC"), in its opinion, has included all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of operations for the periods presented. The consolidated condensed financial statements and notes thereto should be read in conjunction with the financial statements and notes for the years ended December 31, 1996, 1995 and 1994, as previously included in the Joint Proxy Statement/Prospectus filed as Part I of URS Corporation's Registration Statement on Form S-4 (Registration Statement 333-37531) filed on October 9, 1997, as amended by the Pre-Effective Amendment No. 1 to Registration Statement on Form S-4 filed on October 10, 1997, hereby incorporated by reference herein. The results of operations for the nine months ended September 30, 1997 and 1996 are not necessarily indicative of the results for a full year.

2. Redeemable Preferred Stock

     During the nine months ended September 30, 1997, shares of preferred stock were issued to the WCG CAP as a $1,056,799 matching contribution into this WC-sponsored defined contribution (401(k)) plan as follows: 2,101 shares at a price of $168.30 per share and 4,107 shares at a price of $171.22 per share.

3. Shareholders' Equity

     During the nine months ended September 30, 1997, WC issued no shares of common stock and purchased and retired 12,000 shares of common stock. All common stock transactions were recorded at a price which is a function of book value per share and is determined by WC's Board of Directors. For the nine months ended September 30, 1997, all transactions were executed at a price of $25.00 per share.